UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2015

TEGNA INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-6961	16-0442930
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7950 Jones Branch Drive McLean, Virginia	22107-0910
(Address of Principal Executive Offices)	(Zip Code)

(703) 854-6000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On August 27, 2015, TEGNA Inc. (the “Company”) and CBS Corporation issued a joint press release announcing the renewal of affiliation agreements for 10 of the Company’s markets nationwide. The agreement includes renewals for the following Company-owned CBS affiliates: WUSA in Washington, D.C.; WTSP in Tampa, FL.; WFMY in Greensboro, NC; KTHV in Little Rock, AR; WLTX in Columbia, SC; WMAZ in Macon, GA; KREM in Spokane, WA; KHOU in Houston, TX; KENS in San Antonio, TX; and WWL in New Orleans, LA.

A copy of the joint press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

See Index to Exhibits attached hereto.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

TEGNA Inc.

By:	/s/ Todd A. Mayman
Todd A. Mayman,
Executive Vice President, Chief Legal and Administrative Officer

Date: August 31, 2015

Index to Exhibits

Exhibit No.	Description

99.1	Joint press release issued by TEGNA Inc. and CBS Corporation on August 27, 2015.